UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 21, 2004
(Date of earliest event reported)

ATMEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-19032 (Commission File Number)	77-0051991 (IRS Employer Identification No.)

2325 Orchard Parkway, San Jose, California, 95131
(Address of principal executive offices)

(408) 441-0311
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of July 21, 2004, entitled “Atmel Reports Second Quarter Earnings Results”

Item 12. Results of Operations and Financial Condition

On July 21, 2004, Atmel Corporation issued a press release reporting its financial results for the three months ended June 30, 2004. The press release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMEL CORPORATION (Registrant)

Date: July 21, 2004	By:	/s/ Francis Barton Francis Barton Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated as of July 21, 2004, entitled “Atmel Reports Second Quarter Earnings Results”

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